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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                DATA RACE, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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

                                DATA RACE, INC.
                             12400 Network Blvd.,

                           SAN ANTONIO, TEXAS 78249

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON JANUARY 15, 1999

To Our Shareholders:

          The Board of Directors is soliciting your proxy for a special meeting of shareholders to consider one very important matter. The Company's ability to sustain operations, make future capital expenditures, and fund the development and marketing of new products, is dependent to a great extent on the Company's ability to raise additional capital. The Company does not have a sufficient number of authorized shares to complete future equity financings. Therefore, the Board of Directors has approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock. The proceeds of any such issuances will be used for general corporate purposes. The Board of Directors unanimously recommends that the shareholders vote "FOR" the proposed amendment, which is more fully described in the accompanying materials.

     You are invited to attend, in person or by proxy, a special meeting of shareholders of DATA RACE, Inc., a Texas corporation (the "Company"), to be held at the Company's corporate offices, 12400 Network Blvd., San Antonio, Texas 78249, on January 15, 1999, at 10:00 a.m., CST, for the following purposes:

     1. To approve an amendment to the Company's Articles of Incorporation, increasing the authorized number of shares of Common Stock.

     And to transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on November 30, 1998, as the record date for the determination of shareholders entitled to vote at the meeting. You are encouraged to attend the meeting in person, but whether or not you plan on attending, please fill in, sign and promptly mail back the enclosed proxy form, using the return envelope provided. If, for any reason, you should subsequently change your plans, you can, of course, revoke the proxy at any time before it is actually voted.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Dr. W. B. Barker
                                       President and Chief Executive Officer

San Antonio, Texas
December 11, 1998

                                DATA RACE, INC.

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 15, 1999


                                  THE MEETING

     This Proxy Statement is furnished to the shareholders of DATA RACE, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders (the "Meeting") to be held January 15, 1999. This Proxy Statement and the accompanying proxy are being sent or given to the shareholders of the Company on or about December 11, 1998.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock ("Common Stock") is necessary to constitute a quorum at the Meeting. The approval of the matter to be considered at the Meeting requires the affirmative vote of two-thirds of the total number of outstanding shares of Common Stock. Votes cast "for" the matter constitute affirmative votes. "Abstentions" are counted for quorum purposes, but will have the same effect as votes "against" the matter. Broker non-votes (as well as the failure to vote) are not counted for quorum purposes and will have the same effect as votes "against" the matter. Unless specifically marked as "against" or "abstaining," each proxy which is properly signed and returned will be voted "for" the matter. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the record date. Proxies in the form enclosed will be voted at the Meeting, if properly executed, returned to the Company prior to the Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company prior to the convening of the Meeting, or by presenting another proxy card with a later date. If you attend the meeting and desire to vote in person, you may request that your previously submitted proxy card not be used.

     The record date for shareholders entitled to vote at the Meeting is November 30, 1998. At the close of business on November 30, 1998, there were 16,614,079 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. As of November 30, 1998 the directors and executive officers of the Company and their affiliates beneficially owned a total of 734,358 shares of Common Stock, or approximately 4.3% of the total number of shares outstanding and entitled to vote at the Meeting. The directors and executive officers and their affiliates have indicated to the Company that they presently intend to vote all of the shares of Common Stock owned by them for the Item set forth in the Notice of Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of Common Stock as of November 30, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director; (iii) each named executive officer and (iv) all executive officers and directors as a group. Unless otherwise noted, each shareholder has sole voting and investment power with respect to the shares beneficially owned. Options included in the following table represent options currently exercisable or exercisable within 60 days of November 30, 1998.

                                                              Number        Percent of
                            Name                             of Shares         Class
                            ----                             ---------         -----
Dr. W. B. Barker.......................................      383,677(1)         2.3%
Jeffrey P. Blanchard...................................       74,615(2)         *
George R. Grumbles.....................................       29,500(3)         *
Matthew A. Kenny.......................................       29,500(4)         *
Dwight E. Lee..........................................       36,000(5)         *
Edward A. Masi.........................................       32,500(6)         *
George H. Bennett......................................       75,000(7)         *
Gregory T. Skalla......................................       56,566(8)         *
All Directors and Executive Officers as a Group
     (10 persons)......................................      734,358(9)         4.3%
Liviakis Financial Communications, Inc.("LFC")(10).....    2,424,253(10)       14.2%
John M. Liviakis(10)...................................    2,485,653(11)       14.5%
Renee A. Liviakis(10)..................................    2,424,253(12)       14.2%
Robert B. Prag (10)....................................    2,893,078(13)       16.9%

___________________________

*    Indicates less than 1%.
(1)  Includes 347,000 shares subject to options held by Dr. Barker.
(2) Includes 22,500 shares subject to options held by Mr. Blanchard. Does not include 890,625 shares of Common Stock issuable upon conversion of outstanding Series E Preferred Stock and exercise of outstanding warrants purchased in July 1998 by First Capital Group of Texas II, L.P., an investment fund managed by Mr. Blanchard. The preferred stock and warrants are not convertible or exercisable until July 24, 1999 (subject to acceleration in certain cases).
(3)  Includes 29,500 shares subject to options held by Mr. Grumbles.
(4)  Includes 29,500 shares subject to options held by Mr. Kenny.
(5)  Includes 27,500 shares subject to options held by Mr. Lee.
(6)  Includes 27,500 shares subject to options held by Mr. Masi.
(7)  Includes 75,000 shares subject to options held by Mr. Bennett.
(8)  Includes 50,416 shares subject to options held by Mr. Skalla.
(9)  Includes 625,916 shares subject to options held by such persons.
(10) Information with respect to the beneficial ownership by each such shareholder was derived from Amendment No. 2 to Schedule 13D, filed November 25, 1998, by Liviakis Financial Communications, Inc. ("LFC"), John
     M. Liviakis, Renee A. Liviakis and Robert B. Prag. The number of shares includes 488,889 shares subject to warrants held by LFC, the exercise of which warrants are subject to certain conditions. The number of shares does not include 200,000 shares issuable in connection with LFC's consulting agreement, the issuance of which shares are subject to certain conditions. The address of each such shareholder is 2420 K Street, Suite 220, Sacramento, California 95816.
(11) Includes 2,424,253 shares owned by LFC (over which Mr. Liviakis shares voting and dispositive power by virtue of his position as an officer, director and owner of LFC).
(12) Represents shares owned by LFC (over which Ms. Liviakis shares voting and dispositive power by virtue of her position an officer, director and owner of LFC).

(13) Includes 2,424,253 shares of Common Stock owned by LFC (over which Mr. Prag shares voting and dispositive power by virtue of his position as an officer and director of LFC).


                                    ITEM 1
                                    ------

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, INCREASING THE AUTHORIZED
                       NUMBER OF SHARES OF COMMON STOCK

     The current authorized number of shares of capital stock of the Company consists of 2,000,000 shares of preferred stock, no par value (the "Preferred Stock"), and 20,000,000 shares of Common Stock. For the reasons described below, the Board of Directors adopted a proposed amendment (the "Share Amendment") to the Company's Articles of Incorporation, for the purpose of increasing the authorized number of shares of Common Stock from 20,000,000 shares to 37,500,000 shares, and directed that the Share Amendment be submitted to a vote of the shareholders at the Meeting. The Share Amendment does not propose to change the authorized number of shares of Preferred Stock or any other aspect of the Articles of Incorporation.

     The Board of Directors has determined that an increase in the authorized number of shares of Common Stock is necessary to enable the Company to complete future equity financings. Additionally, an increase in the authorized number of shares of Common Stock would permit the Company to effect stock splits, stock dividends and other issuances, as determined appropriate by the Board. The Company's ability to sustain operations, make future capital expenditures and fund the development and marketing of new or enhanced products is dependent to a great extent on the Company's ability to raise additional capital.

     If the Share Amendment is adopted by the shareholders, Article Four,
Section 4.1 of the Articles of Incorporation will be amended to read as follows:

          4.1  General.  The aggregate number of shares which the Corporation
               -------
     has authority to issue is Thirty Nine Million Five Hundred Thousand (39,500,000), divided into: one class of Thirty Seven Million Five Hundred Thousand (37,500,000) shares of Common Stock, no par value, and one class of Two Million (2,000,000) shares of Preferred Stock, no par value, which may be divided into and issued in multiple series.

     As of November 30, 1998, there were an aggregate of approximately 19,660,000 shares of Common Stock outstanding or reserved for issuance upon exercise or conversion of outstanding options, warrants and convertible securities. If the Share Amendment is approved, the Company may raise additional capital, for general corporate purposes, by issuing additional shares of Common Stock in one or more transactions, including, but not limited to the following: issuance of an additional limited number of shares pursuant to employee benefit plans, issuance of an indeterminate number of additional shares in the event the Company completes additional closings of its previous financing recently approved by the shareholders, or issuance of a limited number of shares as payment for professional services.

     If the Share Amendment is approved, all or any part of the additional authorized but unissued shares of Common Stock may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of the Nasdaq Stock Market or other market on which the shares of stock of the Company may be listed or traded, for such purposes and on such terms as the Board may determine. Holders of the Common Stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership. The Share Amendment will not affect the rights of existing holders of Common Stock except to the extent that future issuances of Common Stock will reduce each existing shareholder's proportionate ownership interest in the Company.

     Approval of the Share Amendment requires the affirmative vote of holders of at least two-thirds of the total outstanding shares of Common Stock entitled to vote at the Meeting. Shareholders are encouraged to vote their shares in the manner set forth in the enclosed proxy as soon as possible. The vote of each shareholder is important. The failure to vote has the same effect as a negative vote.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SHARE AMENDMENT.

                     COST AND METHOD OF PROXY SOLICITATION

     The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of Proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company, and also by a proxy solicitation firm engaged for such purpose. In the event a proxy solicitation firm is engaged, the Company will pay to such firm customary fees for the firm's services and will bear the firm's reasonable out-of-pocket expenses. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding of solicitation materials to the beneficial owners of stock held by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       DR. W. B. BARKER
                                       President and Chief Executive Officer

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 15, 1999


     The undersigned hereby appoints Jeffrey P. Blanchard, Dr. W.B. Barker and Gregory T. Skalla, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the special meeting and at any adjournment thereof, all shares of Common Stock of DATA RACE, Inc. held of record by the undersigned on the record date, upon all subjects that may properly come before the meeting, including the matter described in the proxy statement furnished herewith, subject to any directions indicated on this proxy ballot. IF NO DIRECTIONS ARE GIVEN AND THE SIGNED PROXY BALLOT IS RETURNED, THE PROXIES WILL VOTE FOR the ITEMS 1, AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEM, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

1. Amendment to the Company's Articles of Incorporation, increasing the authorized number of shares of common stock.

          FOR: [_]      AGAINST: [_]      ABSTAIN: [_]


The undersigned acknowledges receipt of the formal notice of such meeting and the accompanying Proxy Statement.

Please sign exactly as name appears on the certificate. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When signing as attorney, executor, administrator, trustee, guardian, officer or partner, please give full title as such.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY BALLOT PROMPTLY USING THE
                                        ENCLOSED ENVELOPE.


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                                        SIGNATURE(S)


                                        DATE:
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